                                                                 EXHIBIT 10.20.1

                                                                  Execution Copy


     AGREEMENT, dated as of July 17,1998, by and among AT&T Wireless PCS Inc., a Delaware corporation ("AT&T PCS"), TWR Cellular, Inc., a Maryland corporation
                       --------
("TWR"), the Cash Equity Investors, the TeleCorp Investors, the Management
  ---
Stockholders and TeleCorp PCS, Inc., a Delaware corporation (the "Company" and,
                                                                  -------
together with AT&T PCS, TWR, the Cash Equity Investors, the TeleCorp Investors, and the Management Stockholders, the "Parties'). AT&T PCS, TWR, the Cash Equity Investors, and the TeleCorp Investors are sometimes referred to herein as the "Purchasers." Capitalized terms used but not defined herein shall have the
 ----------
meanings given to such terms in the Securities Purchase Agreement referred to below.

     WHEREAS, the Parties have entered into a Securities Purchase Agreement, dated as of January 23, 1998 (the "Securities Purchase Agreement"), pursuant to
                                   -----------------------------
which the Purchasers acquired certain securities of the Company in consideration of contributions of cash and/or other property to the capital of the Company;

     WHEREAS, the Company is proposing to enter into agreements contemplating the acquisition by a subsidiary of the Company of the San Diego F-Block PCS License and the issuance of shares of capital stock of the Company in consideration therefor (the "San Diego Transactions"), all on the terms set forth in agreements substantially in the form of drafts which have been furnished to the Purchasers and their respective counsel;

     WHEREAS, concurrently with the execution hereof, AT&T Wireless Services, Inc., a Delaware corporation, and the Company have entered into a Letter of Intent relating to the San Diego F-Block PCS License proposed to be acquired; and

     WHEREAS, the Parties are entering into this Agreement in order to set forth their understandings with respect to the matters contemplated hereby;

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the parties agree as follows:

     1.   Consent. The Purchasers hereby consent to the consummation of the San
          -------
Diego Transactions by the Company and its subsidiaries.

     2.   Amendment of Certain Agreements. The Parties hereby agree that
          -------------------------------
immediately upon the consummation of the San Diego Transactions, the terms (i) "Company Territory", as used in the Securities Purchase Agreement; (ii)
 -----------------
"Licensed Territory", as used in the Network Membership License Agreement; (iii) "Territory", as used in the Stockholders' Agreement; and (iv) "TeleCorp Service
 ---------
Area" as used in the Roaming Agreement, shall be amended to include the San Diego BTA (as such term is defined in the Roaming Agreement). Notwithstanding the foregoing, the Company shall not commence build-out activities with respect to the San Diego

PCS System until the Company has adopted a build-out schedule with respect to such system and obtained additional financing sufficient to finance such build-out without affecting the Company's build-out plans for its other markets, which build-out schedule and the terms and amount of which additional financing are reasonably satisfactory to AT&T PCS and Cash Equity Investors representing 66-2/3% of the Aggregate Commitment of all Cash Equity Investors.

     3.   Amendment of Schedules I and V of the Purchase Agreement-, Schedule I
          ---------------------------------------------------------------------
of the Stockholders Agreement.
-----------------------------

          (i) The Purchase Agreement is hereby amended by deleting page one of Schedule I thereto with respect to the Aggregate Commitment without the Supplemental Commitment in its entirety and replacing it with Schedule I annexed hereto, which reflects all modifications and additions to the proposed contributions of the Cash Equity Investors in respect of such Aggregate Commitment to the capital of the Company which have been made since the execution of the Purchase Agreement. Page two of Schedule I to the Purchase Agreement with respect to the Supplemental Commitment shall remain in full force and effect. In consideration of the Supplemental Commitment of $5 million, the Company will issue units comprised of one share of Series C Preferred and one share of Class A Common at the price of $ 1,000.00 per unit.

          (ii) The Purchase Agreement is hereby amended by deleting Schedule V thereto in its entirety and replacing it with Schedule V annexed hereto, which reflects the amendment set forth in Section 5 hereof and all other modifications and additions to the proposed capitalization of the Company which have been made since the execution of the Purchase Agreement.

          (iii) The Stockholders' Agreement is hereby amended by naming and including in Schedule I thereto Thomas Sullivan and Gerald Vento.

     4.   Amendment of Section 6. 10 of Purchase Agreement. The Purchase
          ------------------------------------------------
Agreement is hereby amended by deleting Section 6. 10 therefrom in its entirety.

     5.   Consideration to AT&T PCS and TWR. Notwithstanding the terms of the
          ---------------------------------
Purchase Agreement, including without limitation Section 2.5(a) thereof, at the Closing AT&T PCS and TWR shall receive no shares of Class D Common Stock and, in lieu thereof, shall receive the number of shares of Series F Preferred Stock set forth opposite their names on Schedule V thereto, as amended by this Agreement.

     6.   Legal Structure. Attached hereto as Exhibit A is an accurate and
          ---------------
complete legal structure chart depicting the ownership of the Company's subsidiaries, the states in which such subsidiaries were formed and any and all foreign qualifications to conduct business they possess.

     7.   Credit Agreement. Attached hereto as Exhibit B are accurate and
          ----------------
complete copies of the Credit Agreement and all other Credit Documents.

     8.   TeleCorp Financial Statements. Attached hereto as Exhibit C are the
          -----------------------------
updated financial statements of TeleCorp for the year ended December 31, 1997.

     9.   Pre-Closing and Bridge Notes. The Company represents and warrants to
          ----------------------------
the Purchasers that Schedule I attached hereto sets forth, with respect to each Cash Equity Investor: (i) the Initial Cash Contribution of each such investor,
(ii) the principal amount of its advances in respect of the Pre-Closing Notes,
(iii) the principal amount of its advances in respect of the Bridge Notes, plus interest accrued thereon through January 23, 1998 and (iv) the net Initial Cash Contributions to be made by each Cash Equity Investor at Closing, which shall equal each such investor's Initial Cash Contribution less the amounts described in subsections (ii) and (iii) of this Section 9.

     10.  Termination of Agreements. Effective on the date hereof, each of the
          -------------------------
TeleCorp Investors and the Management Stockholders, on behalf of themselves and their Affiliates (other than the Company and its subsidiaries), agree that all agreements or understandings (other than the Purchase Agreement and the agreements entered into in connection therewith) to which both (a) TeleCorp is a party (or is otherwise entitled to any benefits, as a third party beneficiary or otherwise) and (b) such TeleCorp Investor or Management Stockholder (or an Affiliate thereof) is a party (or is otherwise entitled to any benefits, as a third party beneficiary or other-wise), are terminated and of no further force or effect.

     11.  Company Operations. It is contemplated that certain of the
          ------------------
Transactions and the business that the Company proposes to engage in will be conducted through subsidiaries of the Company. The Purchasers consent to such subsidiary's participation in such Transactions and business on the conditions that (i) the subsidiary shall at all times be a directly or indirectly wholly-owned subsidiary of the Company, and (ii) the Company shall at all times cause such subsidiary to perform the subsidiary's obligations thereby without any further actions required of the parties thereto.

     12.  Management Stockholders Agreements. By execution of this Agreement,
          ----------------------------------
the Purchasers hereby agree to be bound by the obligations in, and entitled to the benefits of, each of the several stockholders agreements among the Company, the Purchasers and each Company employee party thereto, all with the same effect as if the Purchasers had executed and delivered each such agreement.

     13.  Interexchange Services. AT&T Wireless Services, Inc. has offered to
          ----------------------
enter into an agreement with the Company with respect to the provision of interexchange services to the Company and its subsidiaries, the price and other terms of which agreement shall be substantially as set forth in the Draft Voice Contract and Pricing it has previously furnished to the Company.

     14.  Allocation. It is agreed that the value attributable as of the date
          ----------
hereof to the Series E Preferred Stock and Class A Common Stock is $0.01 and $1.00, respectively.

     15.  Reissuance of Stock Certificates. With respect to certificates
          --------------------------------
representing shares of Preferred Stock and Common Stock issued at the Closing to Cash Equity Investors that are also TeleCorp Investors, the Company covenants that promptly following the Closing each such certificate shall be cancelled and, in lieu thereof, the Company will issue two new certificates, one representing the shares issued to such Person in its capacity as a Cash Equity Investor, and the other representing the shares issued to such Person in its capacity as a TeleCorp Investor. The

Company shall retain possession of each such certificate issued to a Person in its capacity as a Cash Equity Investor, together with a stock power in respect of the shares represented by such certificate, all in accordance with the terms of such Cash Equity Investor's Pledge Agreement. The Company shall deliver each such certificate issued to a Person in its capacity as a TeleCorp Investor as directed by such Investor.

     16.  Miscellaneous. This Agreement embodies the entire agreement and
          -------------
understanding of the Parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except by an instrument in writing signed by each Party against whom enforcement is sought. This Agreement shall be binding upon and shall inure to the benefit of each Party and their permitted successors and assigns. Each Party will execute and deliver such further documents and take such further actions as the other Parties may reasonably request consistent with the provisions hereof in order to effect the intent and purposes of this Agreement. The parties hereto hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the County of New York, New York (the "New York Courts") for any litigation arising out of or relating to this
      ---------------
Agreement and the Transactions, waive any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other Jurisdiction. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                   TELECORP PCS, INC.

                                   By: /s/ Gerald T. Vento
                                       -----------------------------

                                   Name: Gerald T. Vento
                                         ---------------------------

                                   Title: CEO
                                          --------------------------


                                   AT&T WIRELESS PCS INC.

                                   By:  /s/ Mark H. Thomas
                                        ----------------------------

                                   Name: Mark H. Thomas
                                         ---------------------------

                                   Title:  Vice President & CEO
                                           -------------------------



                                   TWR CELLULAR, INC.

                                   By:  /s/ Mark H. Thomas
                                        ----------------------------

                                   Name: Mark H. Thomas
                                         ---------------------------

                                   Title:  Vice President & CEO
                                           -------------------------

Cash Equity Investors:

                                   CB CAPITAL INVESTORS, L.P.

                                   By: CB Capital Investors, Inc., its general
                                      partner

                                   By: /s/ Michael R. Hannon
                                      --------------------------------
                                   Name: Michael R. Hannon
                                         -----------------------------
                                   Title:  General Partner
                                           ---------------------------



                                   NORTHWOOD VENTURES LLC

                                   By: /s/ Henry T. Wilson
                                       -------------------------------
                                   Name: Henry T. Wilson
                                         -----------------------------
                                   Title: Manager
                                          ----------------------------

                                   NORTHWOOD CAPITAL PARTNERS LLC

                                   By: /s/ Henry T. Wilson
                                       -------------------------------
                                   Name: Henry T. Wilson
                                         -----------------------------
                                   Title:  Manager
                                           ---------------------------

                                   ONELIBERTY FUND III, L.P.

                                   By: /s/ Joseph T. McCullen, Jr.
                                       -------------------------------
                                   Name: Joseph T. McCullen, Jr.
                                         -----------------------------
                                   Title:  General Partner
                                           ---------------------------



                                   ONELIBERTY FUND IV, L.P.

                                   By: /s/ Joseph T. McCullen, Jr.
                                       -------------------------------
                                   Name: Joseph T. McCullen, Jr.
                                         -----------------------------
                                   Title:  General Partner
                                           ---------------------------

                                    MEDIA./COMMUNICATIONS INVESTORS LIMITED
                                    PARTNERSHIP

                                    By: M/C Investors General Partner - J. Inc.,
                                       general partner


                                    By: /s/ James F. Wade
                                        -------------------------------
                                    Name:  James F. Wade
                                    Title:  President


                                    MEDIA/COMMUNICATIONS PARTNERS III LIMITED
                                    PARTNERSHIP

                                    By: M/C III L.L.C., its general partner
                                    By: /s/ James F. Wade
                                        -------------------------------
                                    Name:  James F. Wade
                                    Title:  Manager


                                    EQUITY-LINKED INVESTORS-II

                                    By: ROHIT M. DESAI ASSOCIATES-II,
                                       its general partner


                                    By: /s/ Frank S. Pados
                                        -------------------------------
                                    Name:  Frank S. Pados
                                         ------------------------------
                                    Title: Executive Vice President
                                           ----------------------------


                                    PRIVATE EQUITY INVESTORS M, L.P.

                                    By: ROHIT M. DESAI ASSOCIATES-II,
                                       its general partner


                                    By:  /s/ Frank S. Pados
                                       -------------------------------
                                    Name:  Frank S. Pados
                                         -----------------------------
                                    Title:  Executive Vice President
                                          ----------------------------

                                    HOAK COMMUNICATIONS PARTNERS, L.P.

                                    By: HCP Investments, L.P., its general
                                    partner

                                    By: Hoak Ptrs, LLC, its general partner
                                    By: /s/ James M. Hoak
                                        -------------------------------
                                    Name:  James M. Hoak
                                    Title:  Manager


                                    HCP CAPITAL FUND, L.P.

                                    By: James M. Hoak & Co., its General
                                       Partner

                                    By: /s/ James M. Hoak
                                        -------------------------------
                                    Name:  James M. Hoak
                                    Title:  Chairman

                                    ENTERGY TECHNOLOGY HOLDING COMPANY


                                    By: /s/ Stephen T. Refsell
                                        -------------------------------
                                    Name: Stephen T. Refsell
                                          -----------------------------
                                    Title: Vice President
                                           ----------------------------


                                    TORONTO DOMINION INVESTMENTS INC.

                                    By: /s/ Martha L. Gariepy
                                        -------------------------------
                                    Name: Martha L. Gariepy
                                         ------------------------------
                                    Title:  Vice President
                                            ---------------------------

                                    WHITNEY EQUITY PARTNERS. L.P.

                                    By: J.H. Whitney Equity Partners. L.L.C.
                                       its general partner

                                    By: /s/ Daniel J. O'Brien
                                        -------------------------------
                                    Name:  Daniel J. O'Brien
                                    Title:  Member


                                    J.H. WHITNEY III, L.P.

                                    By: J.H. Whitney Equity Partners III,
                                       L.L.C.. its general partner

                                    By: /s/ Daniel J. O'Brien
                                        -------------------------------
                                    Name:  Daniel J. O'Brien
                                    Title:  Member


                                    WHITNEY STRATEGIC PARTNERS III. L.P.

                                    By: J.H. Whitney Equity Partners III,
                                       L.L.C.. its general partner

                                    By: /s/ Daniel J. O'Brien
                                        -------------------------------
                                    Name:  Daniel J. O'Brien
                                    Title:  Member

TeleCorp Investors:

                                    CB CAPITAL INVESTORS, L.P.

                                    By: CB Capital Investors, Inc., its general
                                       partner

                                    By: /s/ Michael R. Hannon
                                        -------------------------------
                                    Name: Michael R. Hannon
                                          -----------------------------
                                    Title: General Partner
                                           ----------------------------


                                    NORTHWOOD VENTURES LLC

                                    By: /s/ Henry T. Wilson
                                        -------------------------------
                                    Name: Henry T. Wilson
                                          -----------------------------
                                    Title: Manager
                                           ----------------------------


                                    NORTHWOOD CAPITAL PARTNERS LLC

                                    By: /s/ Henry T. Wilson
                                        -------------------------------
                                    Name: Henry T. Wilson
                                          -----------------------------
                                    Title: Manager
                                           ----------------------------


                                    ONE LIBERTY FUND III, L.P.

                                    By: /s/ Joseph T. McCullen
                                        -------------------------------
                                    Name: Joseph T. McCullen
                                          -----------------------------
                                    Title: General Partner
                                           ----------------------------


                                    ONE LIBERTY FUND IV, L.P.

                                    By: /s/ Joseph T. McCullen
                                        -------------------------------
                                    Name: Joseph T. McCullen
                                          -----------------------------
                                    Title: General Partner
                                           ----------------------------

                                    MEDIA./COMMUNICATIONS INVESTORS LIMITED
                                    PARTNERSHIP

                                    By: M/C Investors General Partner - J. Inc.,
                                       general partner


                                    By: /s/ James F. Wade
                                        -------------------------------
                                    Name:  James F. Wade
                                    Title:  President


                                    MEDIA/COMMUNICATIONS PARTNERS III LIMITED
                                    PARTNERSHIP

                                    By: M/C III L.L.C., its general partner
                                    By: /s/ James F. Wade
                                        -------------------------------
                                    Name:  James F. Wade
                                    Title:  Manager


                                    ENTERGY TECHNOLOGY HOLDING COMPANY

                                    By: /s/ Stephen T. Refsell
                                        -------------------------------
                                    Name:  Stephen T. Refsell
                                    Title:  Vice President

                                    GILDE INTERNATIONAL, B.V.

                                    By: /s/ Joseph McCullen, Jr.
                                        -------------------------------

                                    Name: Joseph McCullen, Jr.
                                          -----------------------------

                                    Title: Attorney in Fact
                                           ----------------------------

                                    TELECORP INVESTMENT CORP., LLC

                                    By: /s/ Tom Sullivan
                                        -------------------------------

                                    Name: Tom Sullivan
                                          -----------------------------

                                    Title: ____________________________

                                    MANAGEMENT STOCKHOLDERS

                                    GERALD T. VENTO

                                            /s/ Gerald T. Vento
                                    -----------------------------------

                                    THOMAS H. SULLIVAN

                                            /s/ Thomas Sullivan
                                    -----------------------------------

                                  Schedule V
              Share Allocation Without Supplemental Allocation(a)
                        AT&T Does Not Receive Tracking

                                                                                          Preferred Stock
                                  ------------------   ---------------------------------------------------------------------------
                                     Total Dollars     Series A   Series B   Series C    Series D   Series E   Series F   Senior
                                       Committed                                                                          Common
                                  ------------------   ---------------------------------------------------------------------------
Cash Equity
 Chase                                 $ 27,782,016         0.00      0.00    27,782.02       0.00       0.00       0.00    0.00
 Desai                                   27,782,016         0.00      0.00    27,782.02       0.00       0.00       0.00    0.00
 Hoak                                    20,836.512         0.00      0.00    20,836.51       0.00       0.00       0.00    0.00
 JH                                      17,363,760         0.00      0.00    17,363.76       0.00       0.00       0.00    0.00
Entergy                                  13,891,008         0.00      0.00    13,891.01       0.00       0.00       0.00    0.00
M/C                                      10,418,256         0.00      0.00    10,418.26       0.00       0.00       0.00    0.00
One Liberty                               3,472,752         0.00      0.00     3,472.75       0.00       0.00       0.00    0.00
TD                                        3,472,752         0.00      0.00     3,472.75       0.00       0.00       0.00    0.00
Northwood                                 2,430,926         0.00      0.00     2,430.93       0.00       0.00       0.00    0.00
Gerald Vento                                450,000         0.00      0.00       450.00       0.00       0.00       0.00    0.00
Tom Sullivan                                100,000         0.00      0.00       100.00       0.00       0.00       0.00    0.00
                                  ------------------   ---------------------------------------------------------------------------
Total Cash Equity                       128,000,000         0.00      0.00  128,000,000       0.00       0.00       0.00    0.00
Supplemental                                      0         0.00      0.00         0.00       0.00       0.00       0.00    0.00
TeleCorp Licenses
 One Liberty Fund                         1,531,433         0.00      0.00     1,531.43       0.00       0.00       0.00    0.00
 Gilde International                         15,461         0.00      0.00        15.46       0.00       0.00       0.00    0.00
 Northwood Ventures                         928,137         0.00      0.00       928.14       0.00       0.00       0.00    0.00
 Northwood Capital Partners                 232,034         0.00      0.00       232.03       0.00       0.00       0.00    0.00
 CB Capital Investors LP                  1,160,171         0.00      0.00     1,160.17       0.00       0.00       0.00    0.00
 TeleCorp Investment Corp., LLC           1,160,171         0.00      0.00     1,160.17       0.00       0.00       0.00    0.00
 M/C Investors                               46,403         0.00      0.00        46.40       0.00       0.00       0.00    0.00
 M/C Partners                             1,113,768         0.00      0.00     1,113.77       0.00       0.00       0.00    0.00
 Entergy Technology                       1,160,171         0.00      0.00     1,160.17       0.00       0.00       0.00    0.00
                                  ------------------   ----------------------------------------------------------------------------
SubTotal                                  7,347,748         0.00      0.00     7,347.75       0.00       0.00       0.00    0.00

AT&T                                     45,974,850    30,649.90      0.00         0.00  15,740.93       0.00  15,324.95    0.00
TRW                                      54,109,369    36,072.91      0.00         0.00  18,526.04       0.00  18,036.46    0.00
Mercury Licenses                                  0         0.00      0.00         0.00       0.00       0.00       0.00    0.00
Gerald Vento                                      0         0.00      0.00         0.00       0.00   8,729.40       0.00    0.00
Tom Sullivan                                      0         0.00      0.00         0.00       0.00   5,426.38       0.00    0.00
J. Dobson                                         0         0.00      0.00         0.00       0.00   2,287.21       0.00    0.00
R. Dowski                                         0         0.00      0.00         0.00       0.00     714.34       0.00    0.00
A. Price                                          0         0.00      0.00         0.00       0.00     714.34       0.00    0.00
J. Dorso                                          0         0.00      0.00         0.00       0.00     127.80       0.00    0.00
D. Chaplain                                       0         0.00      0.00         0.00       0.00     127.80       0.00    0.00
P. Collins                                        0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
R. Johnson                                        0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
S. Chandler                                       0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
D. Knutson                                        0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
A. Gordon                                         0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
P. Bellman                                        0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
                                  ------------------   ---------------------------------------------------------------------------
Total                                  $235,431,967    66,722.81      0.00   135,347.75  34,266.97  19,660.81  33,361.41    0.00
                                  ==================   ===========================================================================

                                                                           Common
                                  --------------------------------------------------------------------------------------------
                                     Series A   Series B  Tracking C  Tracking D    Voting       Total        Percent of Total
                                                                                  Preference
                                  --------------------------------------------------------------------------------------------
Cash Equity
 Chase                               26,369.02      0.00       87.10      571.78        0.00     27,027.90               14.00%
 Desai                               26,369.02      0.00       87.10      571.78        0.00     27,027.90               14.00%
 Hoak                                19,776.77      0.00       65.32      428.84        0.00     20,270.93               10.50%
 JH                                  16,480.64      0.00       54.44      357.37        0.00     16,892.44                8.75%
Entergy                              13,184.51      0.00        0.00      329.44        0.00     13,513.95                7.00%
M/C                                   9,888.38      0.00       32.66      214.42        0.00     10,135.46                5.25%
One Liberty                           3,296.13      0.00       10.89       71.47        0.00      3,378.49                1.75%
TD                                    3,296.13      0.00       10.89       71.47        0.00      3,378.49                1.75%
Northwood                             2,307.29      0.00        7.62       50.03        0.00      2,364.94                1.22%
Gerald Vento                            427.11      0.00        1.41        9.26        0.00        437.79                0.23%
Tom Sullivan                             94.91      0.00        0.31        2.06        0.00         97.29                0.05%
                                  --------------------------------------------------------------------------------------------
Total Cash Equity                   121,489.91      0.00      357.73    2,677.93        0.00    124,525.57               64.49%
Supplemental                              0.00      0.00        0.00        0.00        0.00          0.00                0.00%
TeleCorp Licenses
 One Liberty Fund                     1,336.43      0.00        2.18       14.31        0.00      1,352.92                0.70%
 Gilde International                     13.49      0.00        0.02        0.14        0.00         13.66                0.01%
 Northwood Ventures                     913.80      0.00        1.49        9.79        0.00        925.08                0.48%
 Northwood Capital Partners             228.45      0.00        0.37        2.45        0.00        231.27                0.12%
 CB Capital Investors LP              1,142.25      0.00        1.86       12.23        0.00      1,156.34                0.60%
 TeleCorp Investment Corp., LLC       1,142.25      0.00        1.86       12.23        0.00      1,156.34                0.60%
 M/C Investors                           45.69      0.00        0.07        0.49        0.00         46.26                0.02%
 M/C Partners                         1,096.55      0.00        1.79       11.74        0.00      1,110.09                0.57%
 Entergy Technology                   1,142.25      0.00        0.00       14.09        0.00      1,156.34                0.60%
                                  --------------------------------------------------------------------------------------------
SubTotal                              7,061.16      0.00        9.65       77.48        0.00      7,148.30                3.70%

AT&T                                      0.00      0.00        0.00        0.00        0.00     15,324.95                7.94%
TRW                                       0.00      0.00        0.00        0.00        0.00     18,036.46                9.34%
Mercury Licenses                          0.00      0.00        0.00        0.00        0.00          0.00                0.00%
Gerald Vento                         10,779.82      0.00      339.83        0.00        5.00     11,119.65                5.76%
Tom Sullivan                          6,700.97      0.00      211.25        0.00        5.00      6,912.22                3.58%
J. Dobson                             3,459.45      0.00        0.00        0.00        0.00      3,459.45                1.79%
R. Dowski                             1,455.91      0.00        0.00        0.00        0.00      1,455.91                0.75%
A. Price                              1,455.91      0.00        0.00        0.00        0.00      1,455.91                0.75%
J. Dorso                                260.46      0.00        0.00        0.00        0.00        260.46                0.13%
D. Chaplain                             260.46      0.00        0.00        0.00        0.00        260.46                0.13%
P. Collins                              520.92      0.00        0.00        0.00        0.00        520.92                0.27%
R. Johnson                              520.92      0.00        0.00        0.00        0.00        520.92                0.27%
S. Chandler                             520.92      0.00        0.00        0.00        0.00        520.92                0.27%
D. Knutson                              520.92      0.00        0.00        0.00        0.00        520.92                0.27%
A. Gordon                               520.92      0.00        0.00        0.00        0.00        520.92                0.27%
P. Bellman                              520.92      0.00        0.00        0.00        0.00        520.92                0.27%
                                  --------------------------------------------------------------------------------------------
Total                               156,049.57      0.00      918.47    2,755.39       10.00    193,084.85              100.00%
                                  ============================================================================================

(a) Management has received shares predicated on the occurrence of the supplemental allocation. If the supplemental allocation does not occur, shares will be repurchased from management such that management receives 14.00% of the fully-diluted equity.
(b) Assumes that management meets certain return hurdles and that all management warrants are issued.

                                   Schedule V
                 Share Allocation With Supplemental Allocation
                         AT&T Does Not Receive Tracking

                                                                                          Preferred Stock
                                  -------------------  --------------------------------------------------------------------------
                                     Total Dollars     Series A   Series B   Series C    Series D   Series E   Series F   Senior
                                       Committed                                                                          Common
                                  -------------------  --------------------------------------------------------------------------
Cash Equity
 Chase                                 $ 27,782,016         0.00      0.00    27,782.02       0.00       0.00       0.00    0.00
 Desai                                   27,782,016         0.00      0.00    27,782.02       0.00       0.00       0.00    0.00
 Hoak                                    20,836,512         0.00      0.00    20,836.51       0.00       0.00       0.00    0.00
 JH                                      17,363,760         0.00      0.00    17,363.76       0.00       0.00       0.00    0.00
 Entergy                                 13,891,008         0.00      0.00    13,891.01       0.00       0.00       0.00    0.00
 M/C                                     10,418,256         0.00      0.00    10,418.26       0.00       0.00       0.00    0.00
 One Liberty                              3,472,752         0.00      0.00     3,472.75       0.00       0.00       0.00    0.00
 TD                                       3,472,752         0.00      0.00     3,472.75       0.00       0.00       0.00    0.00
 Northwood                                2,430,926         0.00      0.00     2,430.93       0.00       0.00       0.00    0.00
 Gerald Vento                               450,000         0.00      0.00       450.00       0.00       0.00       0.00    0.00
 Tom Sullivan                               100,000         0.00      0.00       100.00       0.00       0.00       0.00    0.00
                                  -------------------  --------------------------------------------------------------------------
Total Cash Equity                       128,000,000         0.00      0.00  128,000,000       0.00       0.00       0.00    0.00
Supplemental                              5,000,000         0.00      0.00     5,000.00       0.00       0.00       0.00    0.00
TeleCorp Licenses
 One Liberty Fund                         1,531,433         0.00      0.00     1,531.43       0.00       0.00       0.00    0.00
 Gilde International                         15,461         0.00      0.00        15.46       0.00       0.00       0.00    0.00
 Northwood Ventures                         928,137         0.00      0.00       928.14       0.00       0.00       0.00    0.00
 Northwood Capital Partners                 232,034         0.00      0.00       232.03       0.00       0.00       0.00    0.00
 CB Capital Investors LP                  1,160,171         0.00      0.00     1,160.17       0.00       0.00       0.00    0.00
 TeleCorp Investment Corp., LLC           1,160,171         0.00      0.00     1,160.17       0.00       0.00       0.00    0.00
 M/C Investors                               46,403         0.00      0.00        46.40       0.00       0.00       0.00    0.00
 M/C Partners                             1,113,768         0.00      0.00     1,113.77       0.00       0.00       0.00    0.00
 Entergy Technology                       1,160,171         0.00      0.00     1,160.17       0.00       0.00       0.00    0.00
                                  -------------------  --------------------------------------------------------------------------
SubTotal                                  7,347,748         0.00      0.00     7,347.75       0.00       0.00       0.00    0.00

AT&T                                     45,974,850    30,649.90      0.00         0.00  15,740.93       0.00  15,324.95    0.00
TRW                                      54,109,369    36,072.91      0.00         0.00  18,526.04       0.00  18,036.46    0.00
Mercury Licenses                          2,332,545         0.00      0.00     2,332.55       0.00       0.00       0.00    0.00
Gerald Vento                                      0         0.00      0.00         0.00       0.00   8,729.40       0.00    0.00
Tom Sullivan                                      0         0.00      0.00         0.00       0.00   5,426.38       0.00    0.00
J. Dobson                                         0         0.00      0.00         0.00       0.00   2,287.21       0.00    0.00
R. Dowski                                         0         0.00      0.00         0.00       0.00     714.34       0.00    0.00
A. Price                                          0         0.00      0.00         0.00       0.00     714.34       0.00    0.00
J. Dorso                                          0         0.00      0.00         0.00       0.00     127.80       0.00    0.00
D. Chaplain                                       0         0.00      0.00         0.00       0.00     127.80       0.00    0.00
P. Collins                                        0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
R. Johnson                                        0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
S. Chandler                                       0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
D. Knutson                                        0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
A. Gordon                                         0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
P. Bellman                                        0         0.00      0.00         0.00       0.00     255.59       0.00    0.00
                                  -------------------  --------------------------------------------------------------------------
Total                                  $242,764,512    66,722.81      0.00   142,680.29  34,266.97  19,660.81  33,361.41    0.00
                                  -------------------  --------------------------------------------------------------------------


                                                                          Common
                                   -----------------------------------------------------------------------------------------
                                    Series A   Series B  Tracking C  Tracking D    Voting       Total        Percent of Total
                                                                                 Preference
                                  -------------------------------------------------------------------------------------------
Cash Equity
 Chase                              26,369.02      0.00       87.10      571.78        0.00     27,027.90               13.49%
 Desai                              26,369.02      0.00       87.10      571.78        0.00     27,027.90               13.49%
 Hoak                               19,776.77      0.00       65.32      428.84        0.00     20,270.93               10.12%
 JH                                 16,480.64      0.00       54.44      357.37        0.00     16,892.44                8.43%
 Entergy                            13,184.51      0.00        0.00      329.44        0.00     13,513.95                6.75%
 M/C                                 9,888.38      0.00       32.66      214.42        0.00     10,135.46                5.06%
 One Liberty                         3,296.13      0.00       10.89       71.47        0.00      3,378.49                1.69%
 TD                                  3,296.13      0.00       10.89       71.47        0.00      3,378.49                1.69%
 Northwood                           2,307.29      0.00        7.62       50.03        0.00      2,364.94                1.18%
 Gerald Vento                          427.11      0.00        1.41        9.26        0.00        437.79                0.22%
 Tom Sullivan                           94.91      0.00        0.31        2.06        0.00         97.29                0.05%
                                  -------------------------------------------------------------------------------------------
Total Cash Equity                  121,489.91      0.00      357.73    2,677.93        0.00    124,525.57               62.15%
Supplemental                         5,000.00      0.00        0.00        0.00        0.00      5,000.00                2.50%
TeleCorp Licenses
 One Liberty Fund                    1,336.43      0.00        2.18       14.31        0.00      1,352.92                0.68%
 Gilde International                    13.49      0.00        0.02        0.14        0.00         13.66                0.01%
 Northwood Ventures                    913.80      0.00        1.49        9.79        0.00        925.08                0.46%
 Northwood Capital Partners            228.45      0.00        0.37        2.45        0.00        231.27                0.12%
 CB Capital Investors LP             1,142.25      0.00        1.86       12.23        0.00      1,156.34                0.58%
 TeleCorp Investment Corp., LLC      1,142.25      0.00        1.86       12.23        0.00      1,156.34                0.58%
 M/C Investors                          45.69      0.00        0.07        0.49        0.00         46.26                0.02%
 M/C Partners                        1,096.55      0.00        1.79       11.74        0.00      1,110.09                0.55%
 Entergy Technology                  1,142.25      0.00        0.00       14.09        0.00      1,156.34                0.58%
                                  -------------------------------------------------------------------------------------------
SubTotal                             7,061.16      0.00        9.65       77.48        0.00      7,148.30                3.57%

AT&T                                     0.00      0.00        0.00        0.00        0.00     15,324.95                7.65%
TRW                                      0.00      0.00        0.00        0.00        0.00     18,036.46                9.00%
Mercury Licenses                     2,269.23      0.00        0.00        0.00        0.00      2,269.23                1.13%
Gerald Vento                        10,799.82      0.00      339.83        0.00        5.00     11,119.65                5.55%
Tom Sullivan                         6,700.97      0.00      211.25        0.00        5.00      6,912.22                3.45%
J. Dobson                            3,459.45      0.00        0.00        0.00        0.00      3,459.45                1.73%
R. Dowski                            1,455.91      0.00        0.00        0.00        0.00      1,455.91                0.73%
A. Price                             1,455.91      0.00        0.00        0.00        0.00      1,455.91                0.73%
J. Dorso                               260.46      0.00        0.00        0.00        0.00        260.46                0.13%
D. Chaplain                            260.46      0.00        0.00        0.00        0.00        260.46                0.13%
P. Collins                             520.92      0.00        0.00        0.00        0.00        520.92                0.26%
R. Johnson                             520.92      0.00        0.00        0.00        0.00        520.92                0.26%
S. Chandler                            520.92      0.00        0.00        0.00        0.00        520.92                0.26%
D. Knutson                             520.92      0.00        0.00        0.00        0.00        520.92                0.26%
A. Gordon                              520.92      0.00        0.00        0.00        0.00        520.92                0.26%
P. Bellman                             520.92      0.00        0.00        0.00        0.00        520.92                0.26%
                                  -------------------------------------------------------------------------------------------
Total                              163,318.80      0.00      918.47    2,755.39       10.00    200,354.08              100.00%
                                  -------------------------------------------------------------------------------------------


                                                                                               Cash Equity        64.65%
                                                                                               Original THC         .37%
                                                                                               AT&T               16.63%
                                                                                               Mercury              .13%


(a) Assumes that management meets certain return hurdles and that all management warrants are issued.

                         TELECORP HOLDING CORP., INC.

                             FINANCIAL STATEMENTS
                for the years ended December 31, 1996 and 1997
                                      AND
                                REPORT THEREON

                       Report-of Independent Accountants
                       ---------------------------------

To the Board of Directors and Shareholders
TeleCorp PCS Inc, and Predecessor Company:

          In our opinion, the accompanying balance sheets and the related statements of operations, changes in shareholders' equity (deficit) and cash flows present fairly, in all material respects, the financial position of TeleCorp Holding Corp. Inc., at December 31, 1996 and 1997, and the results of operations and its cash flows for the period July 29, 1996 (inception) to December 31, 1996, the year ended December 31, 1997, and the period July 29, 1996 (inception) to December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based an our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


McLean, Virginia
July 15, 1998

                          TELECORP HOLDING CORP., INC.
                        (A Development Stage Enterprise)
                                 BALANCE SHEETS

                                           ASSETS
                                                                                     December 31,
                                                                             1996                       1997
                                                                             ----                       ----
Current assets:
 Cash and cash equivalents                                                        $   51,646             $ 2,566,685
 Other current assets                                                                 21,877                  73,468
                                                                                  ----------             -----------
   Total current assets                                                               73,523               2,640,153
Property and equipment, net                                                              829               3,609,274
PCS licenses                                                                               -              10,018,375
Intangible assets                                                                          -                       -
FCC deposit                                                                        7,500,000                       -
Other assets                                                                           _____                  26,673
                                                                                  ----------             -----------
   Total assets                                                                    7,574,352             $16,294,476

                                           LIABILITIES AND SHAREHOLDERS EQUITY (DEFICIT)
Current liabilities:
 Accounts payable                                                                     98,570             $ 3,202,295
 Notes payable                                                                       488,750               2,808,500
 Notes payable to affiliates                                                               -               2,072,573
 Due to affiliates                                                                         -                 824,164
 Accrued interest                                                                                            389.079
                                                                                  -----------            -----------
   Total current liabilities                                                         597.320               9,296,611
U.S. Government financing                                                                  -               7,727,322
Lucent vendor Series A bonds                                                               -                       -
Senior credit facility                                                                     -                       -
Other liabilities                                                                          -                       -
   Total liabilities                                                                 597,320              17,023,933
                                                                                  ----------             -----------
Mandatorily redeemable preferred stock:
 Series A, mandatorily redeemable 10% cumulative preferred                         7,788,969               4,144,340
  stock, no par value, 5,000 shares authorized, 750 and 367, shares issued and outstanding, respectively (liquidation
  preference of $4,144,340 as of December 31, 1997)
 Commitments and contingencies
 Shareholders' equity (deficit):
 Class A common stock, no par value. 125,000 shares authorized;                        2,000                     856
  12,500 and 4,834 shares issued and outstanding, respectively
 Class B common stock, no par value, 175,000 shares authorized;                            -                       -
  5,104 and 1,974 shares issued and outstanding, respectively

                  The accompanying notes are an integral part
                         of these financial statements

 Class C common stock, no par value, 175,000 shares authorized;                            -                       -
  25,520 and 12,527 shares issued and outstanding, respectively.
 Deficit accumulated during development stage                                       (813,927)             (4,874.654)
                                                                                  ----------             -----------
   Total shareholders' equity (deficit)                                             (811,927)             (4,873,798)
                                                                                  ----------             -----------
   Total liabilities and shareholders' equity (deficit)                           $7,574,352             $16,294,475

                  The accompanying notes are an integral part
                         of these financial statements

                          TELECORP HOLDING CORP.. INC.
                        (A Development Stage Enterprise)
                            STATEMENTS OF OPERATIONS
                               _________________

                                        For the period July 29,                                Cumulative for the period
                                          1996 (inception) to          For the year ended      July 28, 1995 (inception)
                                           December 31, 1996           December 31, 1997          to December 31, 1997
                                     -----------------------------------------------------------------------------------
Revenue                                                $       -                 $         -                 $         -
                                                       ----------                -----------                 -----------
 Expenses:
 Selling and Marketing                                     9,747                     304,062                     313,809
General and administrative                               515,221                   2,647,660                   3,162,881
                                                       ---------                 -----------                 -----------
   Total operating expenses                              524,968                   2,951,722                   3,476,690
                                     -----------------------------------------------------------------------------------

Other (income) expense:
 Interest income                                               -                     (12,914)                    (12,914)
 Interest expense                                              -                     396,362                     396,362
                                     -----------------------------------------------------------------------------------
   Net loss                                            $(524,968)                $(3,335,170)                $(3,860,138)
                                     ===================================================================================

                  The accompanying notes are an integral part
                         of these financial statements

                          TELECORP HOLDING CORP., INC.
                        (A Development Stage Enterprise)
             STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)

                                                                                  Deficit
                                                                                accumu-lated
                              Class A          Class B           Class C         during the
                              Common            Common           Common         develop-ment
                               Stock             Stock            Stock            stage
                               -----             -----            -----
                         Shares    Amount   Shares   Amount   Shares   Amount                     Total
Initial capitalization    8,750   $ 2,000        -        -        -        -$   $         -   $     2,000
Issuance of common
 stock                    3,750         -    5,104        -   25,250        -              -             -
Accretion of preferred
 stock dividends              -         -        -        -        -        -       (288,959)     (288,959)
Net loss                      -         -        -        -        -        -       (524,968)     (524,968)
                       -----------------------------------------------------------------------------------
Balance, December 31,
 1996                    12,500     2,000    5,104        -   25,520        -       (813,927)     (811,927)
Issuance of common
 stock                        -         -        -        -    6,875        -              -             -
Accretion of preferred
 stock dividends              -         -        -        -        -        -       (725,557)     (725,527)
Redemption of equity
 interests               (7,666)   (1,144)  (3,130)       -  (19,868)       -              -        (1,144)
Net loss                      -         -        -        -        -        -     (3,335,170)   (3,335,170)
Balance, December 31,
 1997                     4,834   $   856    1,974        -$  12,527        -$   $(4,874,654)  $(4,873,798)
                       ===================================================================================


                 The accompanying notes are an integral part
                        of these financial statements.

                          TELECORP HOLDING CORP., INC.

                        (A Development Stage Enterprise)

                            STATEMENTS OF CASH FLOWS

                                            For the period July       For the year ended         Cumulative for the
                                           29, 1996 (inception)        December 31, 1997       period July 29, 1996 to
                                           to December 31, 1996                                   December 31, 1997
----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
----------------------------------------------------------------------------------------------------------------------
 Net loss                                            $  (524,968)               $(3,335,170)               $(3,860,138)
----------------------------------------------------------------------------------------------------------------------
 Adjustment to reconcile net loss to
  net cash used in operating activities:
----------------------------------------------------------------------------------------------------------------------
  Depreciation expense                                        75                     10,625                     10,700
----------------------------------------------------------------------------------------------------------------------
  Non-cash capitalized interest                                -                   (131,397)                  (131,397)
----------------------------------------------------------------------------------------------------------------------
  Amortization of discount on notes
   payable                                                     -                    134,040                    134,040
----------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in cash flow from
  operating activities resulting from
  changes in assets and liabilities
----------------------------------------------------------------------------------------------------------------------
  Other current assets                                   (21,877)                   (51,591)                   (73,468)
----------------------------------------------------------------------------------------------------------------------
  Other assets                                                 -                    (26,673)                   (26,673)
----------------------------------------------------------------------------------------------------------------------
  Accounts payable                                        98,570                    618,889                    717,459
----------------------------------------------------------------------------------------------------------------------
  Accrued interest                                             -                    389,079                    389,079
----------------------------------------------------------------------------------------------------------------------
  Other liabilities                                            -                          -                          -
----------------------------------------------------------------------------------------------------------------------
  Current microwave relocation
   obligation                                                  -                          -                          -
----------------------------------------------------------------------------------------------------------------------
   Net cash used in operating activities                (448,200)                (2,392,198)                (2,840,398)
----------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
----------------------------------------------------------------------------------------------------------------------
 Expenditures for property and equipment                    (904)                (1,134,234)                (1,135,138)
----------------------------------------------------------------------------------------------------------------------
 Deposit on PCS licenses                              (7,500,000)                         -                 (7,500,000)
----------------------------------------------------------------------------------------------------------------------
 Partial refund of deposit on PCS                              -                  1,561,702                  1,561,702
  licenses
----------------------------------------------------------------------------------------------------------------------
   Net cash (used in) provided by                     (7,500,904)                   427,468                 (7,073,436)
    investing activities
----------------------------------------------------------------------------------------------------------------------

                 The accompanying notes are an integral part
                        of these financial statements.


-----------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
-----------------------------------------------------------------------------------------------------------------------------
   Proceeds from sale of Series A                        7,500,000                  1,500,000                  9,000,000
   preferred stock
-----------------------------------------------------------------------------------------------------------------------------
   Proceeds from sale of common stock                        2,000                          -                      2,000
-----------------------------------------------------------------------------------------------------------------------------
   Proceeds from issuance of notes payable                 498,750                  2,808,500                  3,307,250
-----------------------------------------------------------------------------------------------------------------------------
   Net increase in amounts payable to                            -                    171,269                    171,269
   affiliates
-----------------------------------------------------------------------------------------------------------------------------
     Net cash provided by financing                      8,000,750                  4,479,769                 12,480,519
     activities
-----------------------------------------------------------------------------------------------------------------------------
     Net increase in cash and cash                          51,646                  2,515,039                  2,566,685
     equivalents
-----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at the                                 -                     51,645                          -
beginning of period
-----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at the end of                 $   51,646                $ 2,566,685                $ 2,566,685
 period
-----------------------------------------------------------------------------------------------------------------------------
   Supplemental disclosure of non-cash                  $        -                $ 2,484,836                $ 2,484,836
   investing and financing activities:
   Network under development
     and microwave relocation
     costs financed through
     accounts payable
-----------------------------------------------------------------------------------------------------------------------------
   U.S. Government financing                            $        -                $ 9,192,938                $ 9,192,938
-----------------------------------------------------------------------------------------------------------------------------
   Discount on U.S. Government financing                $        -                $ 1,599,656                $ 1,599,656
-----------------------------------------------------------------------------------------------------------------------------
   Conversion of notes payable to                       $        -                $   498,750                $   498,750
   shareholders into preferred stock
-----------------------------------------------------------------------------------------------------------------------------
   Accretion of preferred stock dividends               $  288,958                $   725,557                $ 1,014,516
-----------------------------------------------------------------------------------------------------------------------------
   Redemption of equity interests                       $        -                $ 6,368,926                $ 6,368,926
-----------------------------------------------------------------------------------------------------------------------------
   Distribution of net assets to                        $        -                $ 3,644,602                $ 3,644,602
   affiliates
------------------------------------------------------------------------------------------------------------------------------

                  The accompanying notes are an integral part
                         of these financial statements

1.   Organization

                    TeleCorp Holding Corp,. Inc., (the Company) was incorporated in the State of Delaware on July 29, 1996 (date of inception). The Company intends to design, build, own and operate broadband Personal Communications Services (PCS) in its licensed regions. The Company participated in the Federal Communications Commissions' (FCC) Auction of F Block PCS licenses (the Auction) in April 1997 and successfully obtained licenses in the New Orleans, Memphis, Beaumont, Little Rock, Houston, Tampa, Melbourne and Orlando Basic Trading Areas (BTAs). The Company qualifies as a Designated Entity and Very Small Business under
          Part 24 of the rules of the FCC applicable to broadband PCS.

                    In April 1997, the Company and its shareholders agreed to the transfer of PCS licenses for the Houston, Tampa, Melbourne and Orlando BTAs to form newly-formed entities created by the Company's existing shareholder group: THC of Houston, Inc.; THC of Tampa, Inc.; THC of Melbourne, Inc.; and THC of Orlando, Inc. pending final FCC approval which occurred in August of 1997. These licenses were transferred along with the related operating assets and liabilities of these entities in exchange for investment units consisting of Class A, B and C common stock and Series A preferred stock. Concurrently, the Company distributed the investment units, on a pro rata basis, in a partial stock redemption to the Company's existing shareholder group. As a result of this distribution, the Company no longer retains any ownership equity interest in the newly formed entities. Because the above transaction was non-monetary in nature and occurred between entities with the same shareholder group, the transaction was accounted for at historical cost.


2.   Summary of Significant Accounting Policies

          Development Stage Company
          -------------------------

                    The Company's activities to date principally have been planning and participation in the Auction, initiating research and development, conducting market research, securing capital and developing its proposed service and network. Accordingly, the Company's financial statements are presented as a development stage enterprise, as prescribed by Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by Development Stage Enterprises." Since the Auction, the Company has been relying on the borrowing of funds and the issuance of common and preferred stock rather than recurring revenues, for its primary sources of cash flow.


          Use of Estimates
          ----------------

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.


          Concentration of Credit Risk
          ----------------------------

                    Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company has invested its excess cash in a money market account with a commercial bank. The underlying assets of the fund collateralize these investments. The money market account invests in U.S. Government securities. The Company has not experienced any losses on its cash and cash equivalents.


          Cash Equivalents
          ----------------

                    The Company considers all highly liquid instruments with an original maturity of three months or less to be cash equivalents.


          Licenses and Microwave Relocation
          ---------------------------------

                    As a condition of each PCS license, the FCC requires each license-holder to relocate existing microwave users (Incumbents) within the awarded spectrum to microwave frequencies of equal strength. Microwave relocation costs will include the actual and estimated costs incurred to relocate the Incumbents microwave links affecting the Company's licensed frequencies an dare presented in the financial statements at the estimated value of the project cost.

                    PCS licenses also include costs incurred, including capitalized interest related to the U.S. Government financing, to acquire FCC licenses on frequency block F in the 1850-1990 MHz radio frequency band. Interest capitalization begins when the activities necessary to get the PCS network ready for its intended use are in progress. For the year ended December 31, 1997, the Company capitalized $131,397 of interest cost.

                    The PCS licenses are issued conditionally for ten years. Historically, the FCC has granted license renewals providing the licensees have complied with applicable rules, policies and the Communications Act of 1934, as amended. The Company believes it had complied with and intends to continue to comply with these rules and policies.

                    The Company will amortize the cost of the PCS licenses and microwave relocation costs on a straight-line basis over 40 years at the time PCS services commence, which is expected to be in early 1999 for certain BTAs.


          Property and Equipment and Network Under Development
          ----------------------------------------------------

                    Property and equipment are recorded at cost and depreciated on the straight-line method over three to ten years based upon estimated useful lives.


                    Network under development, includes all costs of engineering, cell site acquisition, site development, capitalized interest and other development costs being incurred, to ready the PCS network for use. Network under development will be depreciated over its estimated useful life.



          Long-Lived Assets
          -----------------

                    The Company periodically evaluates the recoverability of the carrying value of the property and equipment, network under development, intangible assets and PCS licenses. The Company considers historical performance and anticipated future results in its evaluation of potential impairment. Accordingly, when indicators of impairment are present, the Company evaluates the carrying value of these assets in relation to the operating performance of the business and future and undiscounted cash flows expected to result from the use of these assets. Impairment losses are recognized when the sum of expected future cash flows are less than the assets' carrying value. No such impairment losses have been recognized to date.


          Income Taxes
          ------------

                    The Company accounts for income taxes in accordance with the liability method. Deferred income taxes are recognized for tax consequences in future years for differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end, based on enacted laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce net deferred tax assets to the amount expected to be realized. The provision for income taxes consists of the current tax provision and the change during the period in deferred tax assets and liabilities.

                         NOTES TO FINANCIAL STATEMENTS

               Start-Up and Advertising Costs
               ------------------------------

                    Start-up and advertising costs are expensed as incurred.

3.   Property and Equipment

                    Property and equipment consists of the following as of December 31,

                                                                1996                 1997
                                                            ---------------------------------
               Network under development                        $   -             $3,269,793
               Computer and office equipment                      904                328,875
               Furniture and fixtures                               -                 21,306
                                                            ---------------------------------
                                                                  904              3,619,974
               Accumulated depreciation                           (75)               (10,700)
                                                            ---------------------------------
                                                                $ 829             $3,609,274
                                                            =================================

4.   Notes Payable

                    Notes payable consists of the following as of December 31,

                                                                1996                 1997
                                                            ----------------------------------
               U.S. Government financing                        $      -          $ 9,192,938
               Less: discount on U.S.                                  -           (1,465,616)
               Government financing
                                                            ----------------------------------
                                                                $      -          $ 7,727,322
                                                            ==================================
               Notes payable to shareholders                    $498,750          $ 2,808,500
                                                            ==================================

          U.S. Government Financing
          -------------------------

                    In 1996, the Company placed $7,500,000 on deposit with the FCC in order to bid on F Block broadband PCS licenses. The funding for the deposit was obtained from the issuance of common and preferred stock in August 1996 (see Note 5). In April 1997, the Company's application for the PCS licenses was approved. The Company made a down payment of $5,942,835 using the funds from the FCC deposit and issued promissory notes to the FCC for $23,771,342. The balance of the Company's deposit of $1,557,165 was refunded in April 1997. The terms of the notes include: interest rate of 6.25% quarterly interest payments which commence in July 1998 for the two years thereafter, then quarterly principal and interest payments for the remaining 8 years. The notes were discounted using managements best estimate of the prevailing market interest: rate of 10.25%. The promissory notes are collateralized by the underlying PCS licenses.
              ---------------

                    In August 1997 upon final approval by the FCC, certain of the PCS licenses with a cost of $15,678,814 and related US Government financing in the amount of $12,034,212 were transferred to four newly-formed entities created by the Company's existing shareholder group (See Notes 1 and 8).

          Notes Payable to Shareholders
          -----------------------------

                    In July 1996, the Company issued $498,750 of subordinated promissory notes to two shareholders. The notes bear interest at a rate of 10%, compounded semi-annually; and are dull in full in, July 2OO2. In April 1997, these notes were converted into 50 shares of Series A preferred stock (See Note 5).

                    In December 1997, the Company issued various promissory notes to shareholders. The notes bear interest at a rate of 6.00% and are due in full in July 1998. The notes were discounted using management's best estimate of the prevailing market interest rate of 10.25%. The effect on the 1997 financial statement of discounting these notes was not material. The notes payable are collateralized by all of the Company's assets.

               Maturities of all notes payable (undiscounted) as of December 31, 1997 are as follows:

                                       Amount
                                       ------
                    1998               $ 2,808,500
                    1999                   450,719

                    2000                   944,470
                    2001                 1,004,898
                    2002                 1,069,191
                    Thereafter           5,723,660
                                       -----------
                                       $12,001,438
                                       -----------

5.   Shareholders' Equity

          Preferred Stock
          ---------------

                    The Series A preferred stock has a cumulative annual dividend right equal to 10% of the sum of the Series A preferred stock plus all accrued and unpaid dividends compounded annually. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series A preferred stock shall be entitled to receive, prior and in preference to any distribution of any assets of the Company to the holders of Class A, B and C common stock, an amount of $10,000 per share plus all accrued and unpaid dividends. The Company shall have the right to call all or any shares of the Series A preferred stock at anytime for $10,000 per share plus all accrued and unpaid dividends. At any time after August 31, 2002 each holder of Series A preferred stock may elect, by written notice to the Company, to redeem a specified number of shares at a price equal to $10,000 per share plus all accrued and unpaid dividends. Since the Series A preferred stock is mandatorily redeemable at the option of the holder, the Company accretes the 10% dividend right. For the period ended December 31, 1996 and for the year ended December 31, 1997 the cumulative accretion of preferred stock dividends was $288,959 and $1,014,516, respectively. Activity related to the preferred stock for the period July 29, 1996 (inception) to December 31, 1996 and the year ended December 31, 1997 is as follows:

                                                    Series A Preferred Stock
                                                    ------------------------
                                                     Shares               Amount
                                                    -----------------------------------
Issuance of preferred stock                                  750          $ 7,500,000
Accretion of  preferred stock dividends                        -              288,959
                                                    -----------------------------------
Balance, December 31, 1996                                   750            7,788,959
Issuance of preferred stock                                  150            1,500,000
Conversion of promissory note to preferred stock              50              498,750
Accretion of preferred stock dividends                         -              725,557
Redemption of equity interests                              (583)          (6,368,926)
                                                    -----------------------------------
Balance, December 31,1997                                    367            4,144,340
                                                    ===================================

Common Stock
------------

Each class of common stock shall have equal dividend and liquidation rights subject to the rights and preferences of the holders of the preferred stock. Dividends may be declared and paid on the common stock from funds legally available as and when determined by the Board of Directors. The Class A common stock shall have 5,010,000 voting rights, the Class B common stock shall have no voting rights and the Class C common stock shall have 4,990,000 voting rights. Each holder of Class C common stock shall be entitled at any time to convert any and all of the shares into the same number of shares of Class B common stock upon the occurrence of certain defined regulatory events. Each holder of Class B common stock shall be entitled at any time to convert any or all of the shares into the same number of shares of Class C common stock upon a conversion event, as defined. Because the Series A preferred stock contains preferences that are significantly more than the Company's net worth, only nominal or no value has been ascribed to the common stock.

Control Group Options
---------------------

In order to maintain its Designated Entity status, the Company has reserved for issuance options to purchase shares of Class A common stock for each holder of Class A common stock pro rata to their respective holdings, in connection with future sales of the Company's common stock, in such amount as necessary for management to hold not less than 60% of such Class A common stock (except that after the third anniversary of the grant of the PCS licenses management's ownership may be reduced to 40%). The options will be exercisable at any time within 10 years from the date of grant at an exercise price equal to the price per share of the common stock the issuance of which triggers such options. As of December 31, 1997, no options have been granted.

6.   Income Taxes

     The tax effect of the temporary difference that gives rise to significant portions of the deferred tax assets as of December 31, 1996 and 1997, respectively, are as follows:


                                                  1996           1997
                                                  ----           ----

Capitalized organization costs                 $ 199,500     $ 1,267,400
                                               ---------     -----------
                                                 199,500       1,267,400
Less valuation allowance                        (199,500)     (1,267,400)
                                               ---------     -----------

                                  $           $
                                  =========== ==========


          Capitalized organization costs include expenses incurred, in the organization and start-up of the Company. For federal income tax purposes, these costs will be amortized over five years once active business operations commence.

7.   Commitments

          The Company has operating leases primarily related to the rental of office space. As of December 31, 1997, the aggregate minimum rental commitments under noncancelable operating leases are as follows:


                    1998              $219,411
                    1999               222,916
                    2000               231,832
                                      --------
                    Total             $674,159
                                      ========

     Rental expense, which is recorded ratably over the lease terms, was approximately $2,000 and $157,000 for the period ending December 31, 1996 and the year ended December 31, 1997, respectively.

          Upon commencement of operations, the Company expects to pay Incumbents approximately $25,415,000 for equipment and installation costs in connection with the microwave relocation services.

8.   Related Parties

          The Company utilizes the services of a law firm in which the President of the Company is also a partner. The Company paid the law firm approximately $110,000 and $250,000 for the period ended December 31, 1996 and for the year ended December 31, 1997, respectively, for legal services. As of December 31, 1996 and 1997, the Company owed the law firm $0 and $70,464, respectively. Subsequent to year-end, the individual resigned from the law firm.

          The Company receives site acquisition, construction management, program management, microwave relocation, and engineering services pursuant to a Master Service Agreement with Entel Technologies, Inc. (Entel). The Chief Executive Officer and the President of the Company are shareholders and the Chief Executive Officer is a senior officer of Entel. Fees for the above services are as follows: $12,000 per site for site acquisition services, $7,000 per site for construction management services, $9,000 per site for program management and $1,100,000 for microwave relocation services. The microwave relocation services obligation is recorded on the balance sheet as of January 21, 1998 since clearing has been initiated. Fees for engineering services are based upon Entel's customary hourly rates. For the period ended December 31, 1996 and for the year ended December 31, 1997, the Company paid $30,829 and

$440,375, respectively, to Entel for these services. As of December 31. 1996 and 1997, the Company owed Entel $57,478 and $170,596, respectively. In addition, Entel processes the payroll for all of the Company's employees for which the Company does not incur a fee. No amounts have been expensed for payroll processing services provided by Entel because they are not estimable. Subsequent to year end, the Chief Executive Officer and President sold 100% of their interests in Entel.

          As of December 31, 1997, the Company had notes payable to affiliates of $2,072,573. The notes represent the difference of the recorded historical costs of the assets, liabilities and equity interests distributed to THC Houston, Inc.; THC of Tampa, Inc.; THC of Melbourne, Inc.; and THC of Orlando, Inc. (see Note 1), and were originally comprised of the following:


                                         Due (to) from
                                         -    amount
                                         --------------

          PCS licenses                   $ 15,678,814
          U.S. Government financing      $(12,034,212)
          Equity interests                 (6,370,070)
                                         ------------
               Total                     $ (2,725,468)
                                         ============

          In connection with the transfer of the PCS licenses, US Government financing and equity interests, the Company reduced the notes payable to affiliates by $652,895, which represents certain costs incurred by the Company on behalf of the affiliates for the year ended December 31, 1997 pursuant to Transfer Agreements and Management Agreements. Therefore, as of December 31, 1997, the combined amounts owed to THC Houston, Inc., THC Tampa, Inc., THC Melbourne, Inc, and THC Orlando, Inc. was $2,072,573. These amounts were converted to notes payable due on demand bearing interest at the prime rate.

          As of December 31, 1997, the Company had amounts payable of $824,164 to TeleCorp WCS, Inc. (WCS), a newly formed entity created by the Company's existing shareholder group in 1997. The amount payable to WCS represents $1,200,000 of funds received by the Company on behalf of WCS related to Wireless communications Service licenses owned by WCS reduced by expenses and other payments owed by WCS to the Company.

9.   Subsequent events

     Commitments
     -----------

          In March 1998, the Company entered into it short term sublease agreement for office space through December 31, 1998. The terms of the agreement include a security deposit of $33,500 and monthly rent, payable in advance, of $33,500 per month. The security deposit is to be held in a non-interest bearing account, and returned 30 days after sublease termination.

          In June 1998 the Company entered into a 10 year operating lease for office space. The terms of the agreement require the Company to obtain a letter of credit for $1,200,000, which may be reduced by 20% at the end of each year. The Company is responsible for its proportionate share of property taxes and operating expenses. Base rent increases on from 2% to 6% annually, as defined by the lease agreement.

          In 1998, the Company entered into several 10 year operating lease agreements for Multiple Switching Centers (MSC). The terms of the leases require the Company to obtain letters of credit ranging from S100,000 to $300,000 and base rent increases in year 6 from 10% to 15%. The combined monthly payments for these leases is approximately $26,500.

          The Company entered into numerous operating leases for cell sites subsequent to year end. Lease terms range from 3 to 10 years. Most of the leases provide the Company with renewal options and generally require the Company to pay for utilities, taxes, insurance and maintenance costs, in addition to base rent which generally increase 3% to 5% per annum after the first year. Generally, these leases commence upon installation of equipment, accordingly, most leases have not commenced. As of July 15, 1998 future minimum lease commitments of commenced leases total $6,042,000.

Financing
---------

          During the six month period ended June 30, 1998, the Company borrowed approximately $22,500,000 in the form of promissory notes from existing and prospective shareholders to satisfy the working capital needs of the Company. The promissory notes bear interest at the rate of 6.25% per annum compounded quarterly and are payable in one lump sum on August 31, 1998. These funds are creditable against the $128,000,000 cash commitment in connection with the proposed AT&T Transaction described below.

AT&T Transaction
----------------

          In January 1998, the Company shareholders entered into a strategic venture with TeleCorp PCS, Inc. (the Venture), AT&T Corporation and its affiliates (AT&T), and various other venture capital investors (VC Investors) for the purpose of providing broadband PCS services in the New Orleans, Houston, Louisville, St. Louis, Little Rock, Memphis and Boston PCS major trading areas
(MTA). In exchange for an ownership interest in the Venture: (1) the Company's shareholders will contribute 100% of their ownership interests in the Company,
(ii) AT&T will contribute PCS licenses in the aforementioned MTAs, the use of the AT&T service marks and a roaming agreement, and (iii) the VC Investors will commit to contribute $128,000,000 in cash. The ownership interests will be comprised of various classes of voting and non-voting common stock various series of preferred stock and common tracking stock. As a result of the above transaction, the Company will become a wholly-owned subsidiary of the Venture. The effective date of the Venture is anticipated to be July 15, 1998.

          The Company is finalizing an independent appraisal of the value of the AT&T PCS contributed licenses which will be amortized over 40 years once wireless service is ready to commence along with an appraisal for the use of the AT&T service marks, an intercarrier roaming agreement and a exclusivity arrangement.

Lucent Agreements
-----------------

          In May 1998, the Venture entered into a supply agreement with Lucent Technologies, Inc. (Lucent) whereby the Venture has agreed to purchase from Lucent radio, switching and network equipment and services up to $285,000,000 for the construction of its PCS networks over a five year period commencing in 1998. The Venture may defer payment on all Lucent equipment and services purchased by the Venture until the earlier of September

30,1998 or the initial closing of a senior credit facility. In addition, Lucent has agreed to provide $40,000,000 of extended payment terms in the form of a line-of-credit for purchase of Lucent equipment and services. Interest and principal will be due at maturity with mandatory redemption of all balances upon the earlier of a senior debt closing or September 30,1998.

          The Venture will have the ability to issue to Lucent increasing rate 8.5% Series A and 10.0% Series B Junior. Subordinated Bonds (the Bonds), with an aggregate face value of $95,000,000, subject to adjustment up to $160,000,000 based upon the occurrence of certain defined events, pursuant to a May 1998 note purchase agreement. The Bonds will be subject to a final maturity no later than January 2012, subject to an earlier maturity date upon the occurrence of certain defined events.

          Lucent's commitment to provide financing is conditioned upon the occurrence of certain events, including but not limited to the Venture's ability to obtain a commitment for a senior credit facility of at least $525,000,000, the closing of the supply agreement, the transfer of certain PCS licenses by AT&T Wireless PCS, Inc. to the Venture and the receipt of at least $128,000,000 of equity commitments from investors. In June 1998, the Venture borrowed $10,000,00 of the 8.5% Series A Junior Subordinated Bonds.

Senior Secured Credit Facilities
--------------------------------

The Venture is currently negotiating with Chase Securities, Inc., TD Securities USA, and Bankers Trust Company to provide up to S525,000,000 of senior secured credit facilities (the Facilities) to the Venture. Proceeds of the Facilities will be used to fund capital expenditures related to the construction of the Venture's PCS System; acquisitions of PCS sites, certain AT&T PCS licenses and working capital. The Facilities will consist of three tranches in the form of a $150,000,000 Revolving Credit Note, a $150,000,000 Term Loan A, and a $225,000,000 Term Loan B.

          The initial interest rate on the Revolving Credit Note and Term Loan A will be LIBOR plus 275 basis points. The interest rate on the Term Loan B will be fixed at LIBOR plus 325 basis points. The initial commitment fee on the available, but unused, portion of the Facilities will be 125 basis points. The commitment fee will decrease based on usage under the Revolving Credit and Term Loan A. If the Venture issues high-yield subordinated debentures of at least $220,000,000 within 12 months of closing the Facilities, the spreads applicable to the Facilities will be reduced 25 basis points.

          In addition, borrowing under the Facilities will be subject to a maximum Senior Debt to Total Capital, as defined, ratio of 50%, provided that if
(i) all unfunded commitments have been contributed in full in cash and (ii) minimum covered POPs meet or exceed 60% of the aggregate number of POPs within the Licensed Area, then the ratio increases to 55%. Upon completion of a high yield issuance of at least $220 million, the Facilities will be subject to a maximum Total Debt to Total Capital ratio of 70%. Once certain specified operating benchmarks are achieved, the Facilities will be fully available without regard to the Total Debt to Total Capital Ratio.

          The Term Loan A and B will be amortized in quarterly installments of principal commencing approximately four years after the closing date; commitments under the Revolving Credit will automatically reduce in quarterly installments of principal commencing approximately six and one half years after the closing date. Commencing with the year ended December 31,2001, 50% of the Venture's excess cash flow will be applied ratably to reduce commitments under the Revolving Credit and to prepay portions of Term Loan A and Term Loan B.

     All obligations of the Venture under the Facilities will be unconditionally and irrevocably guaranteed by each of its existing and subsequently acquired domestic subsidiaries. The Facilities will be secured by substantially all the assets of the Venture, including (i) a first priority pledge of all the capital stock held by the Venture or any subsidiary of the Venture and (ii) perfected first priority security interest in, and mortgages on, all tangible and intangible assets of the Venture and its subsidiaries. Venture's equity subscription agreements and the contracts associated therewith will also be assigned as security to the Lenders. The closing of the Facilities is pending the closing of the AT&T Transaction.

Acquisitions
------------

     On May 15, 1999, the Venture signed an agreement to acquire four additional F Block PCS licenses in the Baton Rouge, Houma, Hammond and Lafayette, Louisiana BTAs from Mercury PCS II, L.L.C., an AT&T affiliate for estimated total consideration of $6,400,000. The total consideration is comprised of 2,332 shares of Series C Preferred Stock and 2,269 shares of Class A Voting Common Stock with an estimated value of $2,300,000 and the assumption of FCC debt of $4,100,000. The final closing of this transaction is pending approval by the FCC. In addition, upon the final closing of this acquisition, the VC Investors will contribute an additional $5,000,000 of capital to the Venture in exchange for preferred and common stock.

                            CORRECTION TO AGREEMENT

          This Correction to Agreement entered into as of July 17, 1998 (this "Correction') is by and among AT&T Wireless PCS Inc., a Delaware corporation ("AT&T PCS"), TWR Cellular, Inc., a Maryland corporation ("TWR"), the Cash
  ---------                                                ---
Equity Investors, the TeleCorp Investors, the Management Stockholders and TeleCorp PCS, Inc., a Delaware corporation (the "Company" and, together with
                                                 -------
AT&T PCS, TWR, the Cash Equity Investors, the TeleCorp Investors, and the Management Stockholders, the "Parties"). AT&T PCS, TWR, the Cash Equity Investors and TeleCorp Investors are sometimes referred to herein as the "Purchasers". Capitalized terms used but not defined herein shall have the
 ----------
meanings given to such terms in the Closing Agreement defined below.

          WHEREAS, the Parties entered into that certain Securities Purchase Agreement, dated as of January 23, 1998 (the "Securities Purchase Agreement"),
                                              -----------------------------
pursuant to which the Purchasers acquired certain securities of the Company in consideration of contributions of cash and/or other property to the capital of the Company;

          WHEREAS, the Parties entered into that certain Agreement, dated as of July 17, 1998 (the "Closing Agreement"), whereby Section 3 of the Closing
                    -----------------
Agreement amended the Securities Purchase Agreement by deleting Schedule V thereto in its entirety and replacing it with Schedule V annexed to the Closing Agreement ("Schedule V");
            ----------

     WHEREAS, the Parties have determined that Schedule V is incorrect in certain respects; and

     WHEREAS, the Parties wish to correct Schedule V as set forth below.

          NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the Parties agree as follows:

          1.   Correction to Schedule V.  The Parties acknowledge and agree that
               ------------------------
Schedule V is hereby corrected, as of July 17, 1998, by deleting Schedule V in its entirety and replacing it with Schedule V annexed hereto.

          2.   No Other Corrections; Full Force and Effect.  Except as expressly
               -------------------------------------------
corrected in Section I above, all other terms and conditions of the Closing Agreement shall remain in full force and effect.

     3.   Miscellaneous.  This Correction embodies the entire agreement and
          -------------
understanding of the Parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. This Correction may not be amended, changed, supplemented, waived or other-wise modified except by an instrument in writing signed by each Party against whom enforcement is sought. This Correction shall be binding upon and shall inure to the benefit of each Party and their permitted successors and assigns. Each Party will execute and deliver such further documents and take such further actions as the other Parties may reasonably request consistent with the provisions hereof in order to effect the intent and purposes of this Correction. The Parties hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the County of New York, New York, (the "New York Courts") for any litigation arising out of or relating to this
      ---------------
Correction, waive any objection to the laying of venue of any such litigation in the New York Courts and agree not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum. Any provision of this Correction, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Correction may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Correction as of the date first above written.


                                     TELECORP PCS, INC.

                                     By: /s/ Gerald T. Vento
                                         ------------------------------
                                         Name: Gerald T. Vento
                                         Its: CEO


                                     AT&T WIRELESS PCS INC.

                                     By: /s/ William W. Hague
                                         ------------------------------
                                         Name: William W. Hague
                                         Its: Senior Vice President


                                     TWR CELLULAR INC.

                                     By: /s/ Michael R. Hannon
                                         ------------------------------
                                         Name: Michael R. Hannon
                                         Its: General Partner

Cash Equity Investors:

                                     CB CAPITAL INVESTORS, L.P.

                                     By: /s/ Michael R. Hannon
                                         ------------------------------
                                         Name: Michael R. Hannnon
                                         Its: General Partner


                                     NORTHWOOD VENTURES LLC

                                     By: /s/ Peter G. Schiff
                                         ------------------------------
                                         Name: Peter G. Schiff
                                         Its: President


                                     NORTHWOOD CAPITAL PARTNERS LLC

                                     By: /s/ Peter G. Schiff
                                         ------------------------------
                                         Name: Peter G. Schiff
                                         Its: President


                                     ONELIBERTY FUND III, L.P.

                                     By: /s/ Joseph T. McCullen, Jr.
                                         ------------------------------
                                         Name: Joseph T. McCullen, Jr.
                                         Its: General Partner


                                     ONELIBERTY FUND IV, L.P.

                                     By: /s/ Joseph T. McCullen, Jr.
                                         ------------------------------
                                         Name: Joseph T. McCullen, Jr.
                                         Its: General Partner

                                    HOAK COMMUNICATIONS PARTNERS, L.P.,

                                    By: HCP Investments, L.P.,
                                          its general partner

                                    By: Hoak Partners, LLC,
                                          its general partner

                                    By: /s/ James M. Hoak
                                        -----------------
                                          Name: James M. Hoak
                                          Its: Manager


                                    HCP CAPITAL FUND, L.P.

                                    By: James M. Hoak & Co.,
                                          Its General Partner

                                    By: /s/ James M. Hoak
                                       -----------------
                                          Name:  James M. Hoak
                                          Its: Manager

                                    ENTERGY TECHNOLOGY HOLDING COMPANY


                                    By: /s/ Stephen T. Refsell
                                        ----------------------
                                          Name: Stephen T. Refsell
                                          Its:  Vice President


                                    TORONTO DOMINION INVESTMENTS INC.

                                    By: /s/ Martha L. Gariepy
                                        ---------------------
                                          Name: Martha L. Gariepy
                                          Its:  Vice President

                                    WHITNEY EQUITY PARTNERS., L.P.

                                    By: J.H. Whitney Equity Partners L.L.C.,
                                          Its general partner

                                    By:  /s/ William Laverack, Jr
                                         ------------------------
                                          Name: William Laverack, Jr
                                          Its:


                              J.H. WHITNEY III, L.P.

                              By: J.H. Whitney Equity Partners III, L.L.C.,
                                   its general partner

                              By: /s/ William Laverack, Jr
                                  -------------------------
                                   Name: William Laverack, Jr
                                   Title:


                              WHITNEY STRATEGIC PARTNERS III, L.P.

                              By: J.H. Whitney Equity Partners III, L.L.C.,
                                   its general partner

                              By: /s/ William Laverack, Jr
                                  ---------------------
                                   Name: William Laverack, Jr
                                   Its:

                                    CB CAPITAL INVESTORS, L.P.

                                    By: CB Capital Investors, Inc.,
                                         its general partner

                                    By:  /s/ Michael R. Hannon
                                         ---------------------
                                           Name: Michael R. Hannon
                                           Its:  Vice President



                                    NORTHWOOD VENTURES LLC

                                    By: /s/ P.G. Schiff
                                        ---------------
                                        Name: P.G. Schiff
                                        Its: President


                                    NORTHWOOD CAPITAL PARTNERS LLC

                                    By: /s/ P.G. Schiff
                                        ---------------
                                        Name: Henry T. Wilson
                                        Its: President


                                             ONE LIBERTY FUND III, L.P.

                                             By:  /s/ Joseph T. McCullen Jr.
                                                  --------------------------

                                                   Name: Joseph T. McCullen, Jr.
                                                   Its:  General Partner


                                             ONELIBERTY FUND III, L.P.

                                             By:  /s/ Joseph T. McCullen, Jr.
                                                  -------------------------
                                                   Name: Joseph T. McCullen, Jr.
                                                   Its:  General Partner



                                   MEDIA./COMMUNICATIONS INVESTORS
                                   LIMITED PARTNERSHIP

                                   By: M/C Investors General Partner - J. Inc.,
                                       a general partner


                                   By:  /s/ James F. Wade
                                        -----------------
                                         Name: James F. Wade
                                         Its:  President


                                   MEDIA/COMMUNICATIONS PARTNERS III
                                   LIMITED PARTNERSHIP

                                   By: M/C III L.L.C.
                                       its general partner

                                   By:  /s/ James F. Wade
                                        -----------------
                                         Name:  James F. Wade
                                         Its:  Manager

                              ENTERGY TECHNOLOGY HOLDING COMPANY

                              By:  /s/ Stephen T. Refsell
                                   ----------------------
                                    Name:  Stephen T. Refsell
                                    Its:  Vice President

                                   GILDE INTERNATIONAL B.V.

                                   By:  /s/ Joseph McCullen, Jr.
                                        ------------------------
                                         Name: Joseph McCullen, Jr.
                                         Its:  Attorney-in-Fact


                                   TELECORP INVESTMENT CORP., LLC

                                   By:  /s/ Gerald T. Vento
                                        -------------------
                                         Name: Gerald T. Vento
                                         Its: CEO


                                   MANAGEMENT STOCKHOLDERS:

                                   GERALD T. VENTO

                                        Gerald T. Vento
                                       -------------------

                                   THOMAS H. SULLIVAN

                                        Thomas H. Sullivan
                                       -------------------

                              ENTERGY TECHNOLOGY HOLDING COMPANY

                              By:  /s/ Stephen T. Refsell
                                   ----------------------
                                    Name:  Stephen T. Refsell
                                    Its:  Vice President